Delek Marketing & Supply, LP
Second Amendment To Credit Agreement
     This Second Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of July 27, 2007, by and among Delek Marketing & Supply, LP, a Delaware limited partnership (the “Borrower”) and Fifth Third Bank, an Ohio banking corporation, as Lender, Administrative Agent, and L/C Issuer.
Preliminary Statements
     A. The Borrower and Fifth Third Bank, as Lender, Administrative Agent, and L/C Issuer entered into a certain Credit Agreement, dated as of July 31, 2006 (such Credit Agreement as the same has been previously amended, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     B. The Borrower and Fifth Third Bank have agreed to amend the Credit Agreement under the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment to Credit Agreement.
     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the definition of “Termination Date” appearing in Section 1.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:
“Termination Date” means January 31, 2008, or such earlier date on which the Commitments are terminated in whole pursuant to Section 2.9, 7.2 or 7.3 hereof.
Section 2. Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     (a) The Borrower and Fifth Third Bank shall have executed and delivered this Amendment.
     (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 3. Representations and Warranties.
     The Borrower represents and warrants to Fifth Third Bank that (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct in all material respects on and as of the date of this Amendment after giving effect to this Amendment as if made on and as of the date hereof (except to the extent such representation relates and warrants relate to an earlier date, in which case they are true and correct in all material respects as of such date) and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (ii) as of the date hereof, no Default and no Event of Default exists; and (iii) without limiting the effect of the foregoing, the Borrower’s execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of the Borrower.
Section 4. Collateral.
     The Borrower has heretofore executed and delivered to the Administrative Agent the Collateral Documents and the Borrower hereby agrees that notwithstanding the execution and delivery of this Amendment, the Collateral Documents shall remain in full force and effect and shall secure the Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability; and the rights and remedies of the Lenders under the Collateral Documents, obligations of the Borrower thereunder, and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness that would be secured thereby prior to giving effect to this Amendment.
Section 5. Miscellaneous.
     (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other Loan Document, or in any certificate, letter or communication issued or made pursuant to or with respect to any Loan Document, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
     (b) The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.
     (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Amendment shall be governed by the internal laws of the State of New York.
[Signature Pages to Follow]

     In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment to Credit Agreement as of the date first set forth above.

“Borrower” Delek Marketing & Supply, LP By: Delek Marketing GP, LLC, its general partner
By	/s/ Edward Morgan
	Name	Edward Morgan
	Title	Vice President and Chief Financial Officer

By	/s/ John Colling, Jr.
	Name	John Colling, Jr.
	Title	Vice President and Treasurer

“Lender” Fifth Third Bank, an Ohio banking corporation, as a Lender, as L/C Issuer, and as Administrative Agent
By	/s/ John K. Perez
	Name	John K. Perez
	Title	Vice President

[Signature page to Second Amendment to Credit Agreement]

Reaffirmation and Consent of Guarantors
     Each of the undersigned heretofore executed and delivered to the Administrative Agent, for the benefit of Lenders, a Guaranty Agreement dated as of July 31, 2006 (the “Guaranty”). Each of the undersigned hereby consents to the Second Amendment to Credit Agreement as set forth above as of the date of such amendment and confirms that its Guaranty and all its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that its consent to any further amendments, waivers or consents in connection with the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that Fifth Third Bank is relying on the assurances provided herein in entering into the Second Amendment to Credit Agreement set forth above.

“Guarantors” Delek US Holdings, Inc.
By	/s/ Edward Morgan
	Name	Edward Morgan
	Title	Vice President and Chief Financial Officer

By	/s/ John Colling, Jr.
	Name	John Colling, Jr.
	Title	Vice President and Treasurer

Delek Marketing & Supply, Inc.
By	/s/ Edward Morgan
	Name	Edward Morgan
	Title	Vice President and Chief Financial Officer

By	/s/ John Colling, Jr.
	Name	John Colling, Jr.
	Title	Vice President and Treasurer

Delek Marketing GP, LLC
By	/s/ Edward Morgan
	Name	Edward Morgan
	Title	Vice President and Chief Financial Officer

By	/s/ John Colling, Jr.
	Name	John Colling, Jr.
	Title	Vice President and Treasurer

[Signature page to Reaffirmation and Consent of Guarantors]